Exhibit (a)(1)(B)

Letter of Transmittal

to Tender

All Outstanding Tranche B Warrants to Purchase Shares of Common Stock

and

All Outstanding Tranche C Warrants to Purchase Shares of Common Stock

of

GenTek Inc.

at

$4.25 Net Per Tranche B Warrant

and

$4.75 Net Per Tranche C Warrant

Pursuant to the Offer to Purchase

Dated October 17, 2005

by

ACP Acquisition, LLC

Abrams Capital, LLC

Great Hollow Partners, LLC

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, NOVEMBER 14, 2005, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

Mellon Investor Services, LLC

By Facsimile Transmission (for Eligible Institutions only): (201) 680-4626

Confirm Facsimile Transmission by Telephone: (201) 680-4860

General Inquiries by Telephone: (800) 279-0617

By Overnight Courier, Mail or by Hand

Mellon Investor Services, LLC Newport Office Center VII 480 Washington Boulevard Mail Drop-Reorg. Attn: Reorganization Dept., 27th Floor Jersey City, NJ 07310

DESCRIPTION OF TRANCHE B WARRANTS TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Warrant Certificate(s))	Warrant Certificate(s) and Warrant(s) Tendered (Attach additional list, if necessary)

	Warrant Certificate Numbers(s)*	Total Number of Warrants Evidenced By Warrant Certificate(s)*	Number of Warrants Tendered**

Total Warrants

*       Need not be completed by warrantholders delivering Warrants by Book-entry transfer.

**     Unless otherwise indicated, it will be assumed that all Warrants evidenced by each Warrant Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

DESCRIPTION OF TRANCHE C WARRANTS TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Warrant Certificate(s))	Warrant Certificate(s) and Warrant(s) Tendered (Attach additional list, if necessary)

	Warrant Certificate Numbers(s)*	Total Number of Warrants Evidenced By Warrant Certificate(s)*	Number of Warrants Tendered**

Total Warrants

*       Need not be completed by warrantholders delivering Warrants by Book-entry transfer.

**     Unless otherwise indicated, it will be assumed that all Warrants evidenced by each Warrant Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

Delivery of this Letter of Transmittal to an address, or transmission of instructions via a facsimile number, other than as set forth above, does not constitute a valid delivery. You must sign this Letter of Transmittal in the appropriate space provided and complete the Substitute Form W-9. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

This Letter of Transmittal is to be used by warrantholders of GenTek Inc. either if certificates for Warrants (as defined below) are to be forwarded herewith or, unless an Agent’s Message (as defined in Instruction 2) is utilized, if delivery of Warrants is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in, and pursuant to the procedures set forth in, Section 3 of the Offer to Purchase). Warrantholders who deliver Warrants by book-entry transfer are referred to herein as “Book-Entry Warrantholders” and other warrantholders are referred to herein as “Certificate Warrantholders.” Warrantholders whose certificates for Warrants are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase) with respect to their Warrants, and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) may tender their Warrants in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary

☐	CHECK HERE IF WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF WARRANTS ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket No. (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

If delivery is by book-entry transfer, give the following information:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to ACP Acquisition, LLC, a Delaware limited liability company, Abrams Capital, LLC, a Delaware limited liability company, and Great Hollow Partners, LLC, a Delaware limited liability company (together, the “Purchaser”), the above-described Tranche B Warrants (the “Tranche B Warrants”) and Tranche C Warrants (the “Tranche C Warrants” and together with the Tranche B Warrants, the “Warrants”), of GenTek Inc., a Delaware corporation (“GenTek” or the “Subject Company”), upon the terms and subject to the conditions set forth in Purchaser’s Offer to Purchase, dated October 17, 2005 (the “Offer to Purchase”), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the “Offer”), receipt of which is hereby acknowledged.

Upon the terms of the Offer, subject to, and effective upon acceptance for payment of, and payment for, the Warrants tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in securities or rights issued in respect of the Warrants on or after the date of the Offer to Purchase and irrevocably constitutes and appoints Mellon Investor Services, LLC (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such Warrants (and any such other Warrants or securities) or of the undersigned’s rights with respect to such Warrants (and any such other Warrants or securities or rights) (a) to deliver certificates for such Warrants (and any such other Warrants or securities or rights) or transfer ownership of such Warrants (and any such other Warrants or securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) to present such Warrants (and any such other Warrants or securities or rights) for transfer on GenTek’s books and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Warrants (and any such other Warrants or securities or rights), all in accordance with the terms and subject to the conditions of the Offer.

The undersigned represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Warrants (and any and all other Warrants or other securities or rights issued or issuable in respect of such Warrants on or after the date of the Offer to Purchase) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed necessary or desirable by the Depositary or Purchaser to complete the sale, assignment and transfer of the tendered Warrants (and any such other Warrants or other securities or rights).

All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender of Warrants hereby is irrevocable.

The undersigned hereby irrevocably appoints the designees of the Purchaser, and each of them individually, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to execute any written consent concerning any matter, and to otherwise act as each such attorney-in-fact and proxy or his, her or its substitute shall in his, her or its sole discretion deem proper with respect to the Warrants tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all other Warrants or other securities or rights issued or issuable in respect of such Warrants on or after the date of the Offer to Purchase). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Warrants as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Warrants in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Warrants (and any such other Warrants or securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned with respect to such Warrants.

The undersigned understands that the valid tender of Warrants pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Warrants tendered hereby. All questions as to validity, form and eligibility of any tender of Warrants hereby will be determined by the Purchaser (which may delegate power in whole or in part to the Depositary) and such determination shall be final and binding.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price and/or return any certificates for Warrants not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Warrants Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any certificates for Warrants not tendered or accepted for payment (and any accompanying documents, as appropriate) to the addresses) of the registered holder(s) appearing under “Description of Warrants Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the purchase price and/or return any certificates for Warrants not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Please credit any Warrants tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the “Special Payment Instructions” to transfer any Warrants from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Warrants so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Warrants purchased and Warrant Certificates evidencing Warrants not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue Check and Warrant Certificate(s) to:

Name:

(Please Print)

Address:

(Zip Code)

(Tax Identification or Social Security Number)

(See Substitute Form W-9 on reverse side)

Account Number:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Warrants purchased and Warrant Certificates evidencing Warrants not tendered or not purchased are to be mailed to someone other than the undersigned, or the undersigned at an address other than that shown under “Description of Warrants Tendered”.

Mail Check and Warrant Certificate(s) to:

Name:

(Please Print)

Address:

(Zip Code)

(Tax Identification or Social Security Number)

(See Substitute Form W-9 on reverse side)

IMPORTANT

WARRANTHOLDERS: SIGN HERE

(Please Complete Substitute Form W-9 Below)

Signature(s) of Holders(s)

Dated:                     , 2005.

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Warrants or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):

Please Print

Capacity (full title):

Address:

Include Zip Code

Daytime Area Code and Telephone No.:

Taxpayer Identification or Social Security No.:

(See Substitute Form W-9 on reverse side)

IF REQUIRED—GUARANTEE OF SIGNATURES(S)

(See Instruction 1 and 5)

Authorized Signature

Name

(Please Print)

Title

(Please Print)

Name of Firm

Address

Daytime Area Code and Telephone Number

(Include Zip Code)

Dated:                     , 2005

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility’s system whose name appears on a security position listing as the owner of the Warrants) of Warrants tendered herewith and such registered holder has not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Letter of Transmittal or (b) the Warrants tendered herewith are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent Medallion Program, or other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (such institution, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If a Warrant certificate is registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made, or a Warrant certificate not tendered or not accepted for payment are to be returned, to a person other than the registered holder of the certificates surrendered, then the tendered Warrant certificate must be endorsed or accompanied by appropriate transfer powers, in either case signed exactly as the name or names of the registered holders or owners appear on the Warrant certificate, with the signature(s) on the certificates or transfer powers guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender.    This Letter of Transmittal is to be completed by warrantholders either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of Warrants is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a warrantholder validly to tender Warrants pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Offer to Purchase) and either certificates for the tendered Warrants must be received by the Depositary at one of such addresses or the Warrants must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary), in each case, on or prior to the Expiration Date, or (b) the tendering warrantholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

Warrantholders whose certificates for Warrants are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer on or prior to the Expiration Date may tender their Warrants by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary on or prior to the Expiration Date and (c) either (i) the Warrant certificates together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery or (ii) in the case of a book-entry transfer effected pursuant to the book-entry transfer, procedures described in the Offer to Purchase, either a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), and any required signature guarantees, or an Agent’s Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary, such Warrants must be delivered pursuant to the book-entry transfer procedures and a Book-Entry Confirmation must be received by the Depositary, in each case within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which the National Association of Security Dealers Automated Quotation System, Inc. (“NASDAQ”) is open for business.

“Agent’s Message” means a message, transmitted through electronic means by a Book-Entry Transfer Facility, in accordance with the normal procedures of the Book-Entry Transfer Facility and Depositary, to and received by the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Warrants which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce such agreement against the participant. The term “Agent’s Message” shall also include any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary’s office. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures does not constitute delivery to the Depositary.

The method of delivery of Warrants, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering warrantholder. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures does not constitute delivery to the Depositary. Warrants will be deemed delivered only when actually received by the Depositary. If delivery is by mail, registered mail, with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional Warrants will be purchased. All tendering warrantholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Warrants for payment.

3. Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the number of Warrants should be listed on a separate schedule attached hereto.

4. Partial Tenders (Applicable to Certificate Warrantholders Only).    If fewer than all the Warrants evidenced by any certificate submitted are to be tendered, fill in the number of Warrants that are to be tendered in the box entitled “Number of Warrants Tendered.” In any such case, new certificate(s) for the remainder of the Warrants that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Warrants tendered herewith. All Warrants represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Transfer Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any of the Warrants tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Warrants are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

If this Letter of Transmittal or any certificates or transfer powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

When this Letter of Transmittal is signed by the registered owner(s) of the Warrants listed and transmitted hereby, no endorsements of certificates or separate transfer powers are required unless payment is to be made to or certificates for Warrants not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such certificates or transfer powers must be guaranteed by an Eligible Institution.

If the certificates for Warrants are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or certificates for Warrants not tendered or not accepted for payment are to be returned to a person other than the registered holder of the certificates surrendered, the tendered certificates must be endorsed or accompanied by appropriate transfer powers, in either case signed exactly as the name(s) of the registered holder(s) or owner(s) appear(s) on the certificates, with the signature(s) on the certificate(s) or stock power(s) guaranteed as aforesaid. See Instruction 1.

6. Transfer Taxes.    The Purchaser will pay any transfer taxes with respect to the transfer and sale of Warrants to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Warrants not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or the other person(s)) payable on account of the transfer will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

7. Special Payment and Delivery Instructions.    If a check is to be issued in the name of, and/or certificates for Warrants not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

8. Waiver of Conditions.    The Purchaser reserves the absolute right in its reasonable discretion to waive any of the specified conditions of the Offer in the case of any Warrants tendered.

9. Backup Withholding.    In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a U.S. warrantholder tendering Warrants in the Offer must, unless an exemption applies, provide the Depositary with such warrantholder’s correct taxpayer identification number (“TIN”), certify under penalties of perjury that such TIN is correct, and provide certain other certifications by completing the Substitute Form W-9 included in this Letter of Transmittal. If a warrantholder does not provide such warrantholder’s correct TIN or fails to provide the required certifications, the Internal Revenue Service (the “IRS”) may impose a penalty of $50 on such warrantholder and payment of cash to such warrantholder pursuant to the Offer may be subject to backup withholding of 28%. All warrantholders tendering Warrants pursuant to the Offer should complete and sign the main signature form and the Substitute Form W-9 to provide the information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Purchaser and the Depositary).

Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the warrantholder upon filing a U.S. federal income tax return.

The tendering warrantholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record holder of the Warrants. If the Warrants are held in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the Depositary within 60 days, backup withholding will begin and continue until you furnish your TIN to the Depositary. Note: Writing “Applied For” on the form means that you have already applied for a TIN or that you intend to apply for one in the near future.

Certain warrantholders (including, among others, corporations, individual retirement accounts and certain foreign individuals and entities) are not subject to backup withholding but may be required to provide evidence of their exemption from backup withholding. Exempt U.S. warrantholders should indicate their exempt status on the Substitute Form W-9. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. In order for a foreign person to qualify as exempt, such person must submit a properly completed Form W-8, Certificate of Foreign Status (instead of a Substitute Form W-9), signed under penalties of perjury, attesting to such warrantholder’s foreign status. Such Form W-8 may be obtained from the Depositary. Warrantholders are urged to consult their tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

10. Requests for Assistance or Additional Copies.    Questions and requests for assistance may be directed to the Information Agent at the address listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees.

11. Lost, Destroyed or Stolen Certificates.    If any certificate representing Warrants has been lost, destroyed or stolen, the warrantholder should promptly call the Warrant Agent for the Warrants, Wells Fargo Bank Minnesota, N.A., at (800) 468-9716. The warrantholder will then be instructed by the Warrant Agent as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED WARRANTS MUST BE RECEIVED BY THE DEPOSITARY OR WARRANTS MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING WARRANTHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a warrantholder whose tendered Warrants are accepted for payment is generally required to provide the Depositary (as payer) with such warrantholder’s correct TIN on Substitute Form W-9 provided herewith. If such warrantholder is an individual, the TIN generally is such warrantholder’s social security number. If the Depositary is not provided with the correct TIN, the warrantholder may be subject to a $50 penalty imposed by the IRS and payments that are made to such warrantholder with respect to Warrants purchased pursuant to the Offer may be subject to backup withholding of 28%. In addition, if a warrantholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the IRS.

Certain warrantholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement (applicable IRS Form W-8), signed under penalties of perjury, attesting to such individual’s exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. A warrantholder should consult his or her tax advisor as to such warrantholder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the warrantholder. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a warrantholder with respect to Warrants purchased pursuant to the Offer, the warrantholder is required to notify the Depositary of such warrantholder’s correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such warrantholder is awaiting a TIN), and (b)(i) such warrantholder has not been notified by the IRS that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the IRS has notified such warrantholder that such warrantholder is no longer subject to backup withholding.

What Number to Give the Depositary

The warrantholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of Warrants tendered hereby. If Warrants are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. If the tendering warrantholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the warrantholder should write “Applied For” in the space provided for the TIN in Part I, and sign and dated the Substitute Form W-9. If “Applied For” is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% of all payments of the purchase price to such warrantholder until a TIN is provided to the Depositary.

PAYER’S NAME: MELLON INVESTOR SERVICES, LLC

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part I—Taxpayer Identification Number-For all accounts, enter your taxpayer identification number in the box at right. (For most individuals, this is your social security number. If you do not have a number, see “Obtaining a Number” in the enclosed Guidelines. ) Certify by signing and dating below. Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payer.	Social security number or Employer identification number (If awaiting TIN write “Applied for”)
Part II—For Payees Exempt from Backup Withholding, see the enclosed Guidelines and complete as instructed therein.

Part III Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to back-up withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. Person (including a U.S. Resident Alien)

Certificate Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.) The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

SIGNATURE: DATE: , 2005

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART 1 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

SIGNATURE:                                                                                            Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

Facsimile copies of the Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal, certificates for Warrants and any other required documents should be sent or delivered by each warrantholder of GenTek or his broker, dealer, commercial bank, trust company or other nominee to the Depositary, at the address set forth below.

The Depositary for the Offer is:

Mellon Investor Services, LLC

By Facsimile Transmission (for Eligible Institutions only): (201) 680-4626

Confirm Facsimile Transmission by Telephone: (201) 680-4860

General Inquiries by Telephone: (800) 279-0617

By Overnight Courier, Mail or by Hand:

Mellon Investor Services, LLC Newport Office Center VII 480 Washington Boulevard Mail Drop-Reorg Attn: Reorganization Dept., 27th Floor Jersey City, NJ 07310

Questions and requests for assistance or additional copies of this Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification on Substitute Form W-9 may be directed to the Information Agent at the address and telephone number set forth below. Warrantholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

The Information Agent for the Offer is:

D.F. KING & CO., INC.

48 Wall Street

New York, NY 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (800) 487-4870